SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 2, 2002

quepasa.com, inc.
(Exact name of registrant as specified in its charter)

Nevada	0-25565	86-0879433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	I.D. Number)

410 No. 44th Street
Suite 450
Phoenix, AZ 85008
(Address of principal executive offices)

Registrant’s telephone number, including area code: (602) 231-9002

5150 North 16th Street
Suite B-145
Phoenix, AZ 85016
(Former name or former address, if changed since last report)

ITEM 5.    OTHER INFORMATION

On October 2, 2002, the Registrant authorized the issuance of 750,000 shares of it’s common stock to Meyer, Hendricks, and Bivens P.C., special litigation counsel to the Registrant.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

quepasa.com, inc. (Registrant)

By:	/s/ JEFFREY S. PETERSON
Jeffrey S. Peterson Chief Executive Officer

Dated:  October 9, 2002